[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)




                      MFS(R) GOVERNMENT
                      MORTGAGE FUND
                      SEMIANNUAL REPORT o JANUARY 31, 1999


                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 18
MFS' Year 2000 Readiness Disclosure ....................................... 24
Trustees and Officers ..................................................... 25

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of January 31, 1999, MFS manages over $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: www.mfs.com. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the six months ended January 31, 1999, Class A shares of the Fund provided a total return of 3.36%, Class B shares 2.95%, and Class I shares 3.35%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 3.62% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index, an unmanaged index of GNMA issues with more than $50 million outstanding, and to a 3.33% return for the average GNMA fund as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance.

Q. WHAT WERE SOME OF THE FACTORS AFFECTING THE FUND'S RECENT PERFORMANCE?

A. The biggest factor affecting performance was two waves of volatility, one in June and another in August and September. Over those periods, yields on securities issued by the U.S. Treasury declined about 100 basis points (1.00%), while mortgage rates came down about 40 basis points (0.40%). Although mortgage rates did not decline as much as Treasuries, the lower rates created more refinancing opportunities. This meant less yield for holders of mortgage-backed securities. Additionally, a combination of record home sales and refinancings caused a huge supply in the marketplace, which kept prices on mortgage-backed securities from appreciating as much as Treasuries. So the Fund underperformed similar-maturity Treasuries. However, with 1998 returns in the mortgage market at about 6%, it did outperform some of the riskier fixed-income investment portfolios, such as those holding lower-rated corporate bonds and emerging market debt. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. WHAT DIRECTION DO YOU ANTICIPATE FOR INTEREST RATES GOING FORWARD?

A. Interest rates came down a lot last year, and the first few months of 1999 will tell us quite a bit about the direction interest rates and the economy will take going forward. Typically, we get a lot of information about the strength of the U.S. and global economies in the first few months of the year. That's because consumer spending habits are driven by income, and some people receive a high percentage of their income in the first quarter from bonuses and tax refunds. This year, we think the economy is going to slow from the annual growth rate of 3% to 4% that we've seen in the past three years, and we see interest rates being stable to slightly down for the next several months.

Q. HOW HAVE YOU POSITIONED THE FUND IN THIS ENVIRONMENT?

A. Given our outlook for stable interest rates and slower growth going into the spring and summer, we have increased the portfolio's weighting in mortgage-backed securities to over 90% of assets. The minimum weighting allowed by the Fund's prospectus is 65%, and we usually target a level of 80% to 85%. So we're a little higher in the mortgage weighting right now. The highest concentration is in 6 1/2% to 7% mortgages. We think the yield spread, or the differential between mortgages and Treasuries, will continue to decline during the first quarter as pre-payments from refinanced mortgages are reinvested back into the mortgage market. As this reinvestment occurs, we will start to increase the Fund's duration, or interest-rate sensitivity by buying newly issued 6.5% coupons. And, as the economy slows, we may increase the proportion of Treasury securities to try to produce additional principal and interest for the Fund.

Q. HAVE WE REACHED A POINT WHERE MORTGAGE RATES ARE AS LOW AS THEY MIGHT GO FOR A WHILE AND MOST REFINANCINGS HAVE ALREADY BEEN DONE?

A. Prepayment rates are well off the peak they reached several months ago, but they're still high. As long as we have reasonable job growth and a low-inflation environment that keeps the general level of interest rates low, people will continue to refinance.

Q. WHAT ABOUT THE FUND'S DURATION, OR EXPOSURE TO CHANGES IN INTEREST RATES?

A. The duration is relatively neutral, at 2.4 years, another reflection of our outlook for stable interest rates.

Q. HAVE THERE BEEN ANY PARTICULARLY INTERESTING CHANGES IN THE MORTGAGE MARKET IN THE PAST SEVERAL MONTHS?

A. Yes, we think that the value of GNMA, or "Ginnie Mae," securities versus other types of mortgage securities continues to improve. Ginnie Maes are less refinanceable than other types of mortgages. Fannie Mae and Freddie
   Mac (Federal National Mortgage Association and Federal Home Loan Mortgage Corporation) continue to raise the dollar amount they'll underwrite, which means higher loan balances and more refinancing. Yields on nonagency securities issued by private mortgage companies are not much more attractive than yields on Ginnie Maes and are also more refinanceable. So we think the Ginnie Mae story continues to be a great one.

Q. HOW DO YOU SEE THIS FUND'S ROLE IN AN INVESTMENT PORTFOLIO?

A. We see the Fund as a high-quality fund that has generated a high level of current income. Although past performance is no guarantee of future results, the price changes in the portfolio have been much less than most other types of fixed-income funds. So this Fund may be good for people who want relative safety and a high level of current income.

/s/ D. Richard Smith
    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   D. RICHARD SMITH IS VICE PRESIDENT -- INVESTMENTS AT MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND, MFS(R) GOVERNMENT LIMITED MATURITY FUND, AND MFS(R) MERIDIAN(SM) U.S. GOVERNMENT BOND FUND.

   MR. SMITH JOINED MFS IN 1993. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

   HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY.

--------------------------------------------------------------------------------






This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS PRIMARILY HIGH CURRENT INCOME AND, SECONDARILY,
                           PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JANUARY 9, 1986

  CLASS INCEPTION:         CLASS A  JANUARY 9, 1986
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $774.1 MILLION NET ASSETS AS OF JANUARY 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JANUARY 31, 1999

CLASS A

                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +3.36%        +5.77%       +18.97%       +35.22%        +102.87%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +5.77%       + 5.96%       + 6.22%        +  7.33%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --             +0.75%       + 4.25%       + 5.19%        +  6.81%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +2.95%        +4.89%       +16.33%       +30.32%        + 95.25%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +4.89%       + 5.17%       + 5.44%        +  6.92%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --             +0.92%       + 4.27%       + 5.12%        +  6.92%
--------------------------------------------------------------------------------------------------------------

CLASS I

                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +3.35%        +6.06%       +19.54%       +35.85%        +103.81%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +6.06%       + 6.13%       + 6.32%        +  7.38%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expenses subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 1999

LARGEST SECTORS

Mortgage Backed                   87.1%
Cash                               8.7%
Other Government Agencies          0.2%
U.S. Treasuries                    4.0%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 1999

Bonds - 90.8%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 76.6%
  Government National Mortgage Association - 72.6%
    GNMA, 6s, 2024 - 2028                                              $ 22,141           $ 21,994,855
    GNMA, 6.5s, 2023 - 2029                                              94,662             85,645,431
    GNMA, 6.5s, 2099(S)(S)                                               10,000             10,088,281
    GNMA, 7s, 2022 - 2028                                               221,136            226,562,137
    GNMA, 7.5s, 2017 - 2028                                             130,396            134,732,074
    GNMA, 8s, 2008 - 2028                                                69,497             72,441,141
    GNMA, 9s, 2008 - 2022                                                 2,943              3,141,909
    GNMA, 9.5s, 2009 - 2019                                               6,813              7,287,839
    GNMA, 12s, 2011                                                         289                328,867
                                                                                          ------------
                                                                                          $562,222,534
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.0%
    U.S. Treasury Notes, 4.75s, 2008                                   $ 10,000           $ 10,079,700
    U.S. Treasury Notes, 5.625s, 2008                                    15,950             17,006,687
    U.S. Treasury Bonds, 10.375s, 2012                                    2,600              3,583,528
                                                                                          ------------
                                                                                          $ 30,669,915
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $592,892,449
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 14.2%
  Federal Home Loan Mortgage Corporation - 6.8%
    FHLMC, 7.5s, 2027 - 2028                                           $ 50,356           $ 51,850,540
    FHLMC, 8.5s, 2009 - 2017                                                 18                 19,557
    FHLMC, 9s, 2020 - 2021                                                  364                387,843
    FHLMC, 9.5s, 2013 - 2021                                                211                224,241
                                                                                          ------------
                                                                                          $ 52,482,181
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 7.2%
    FNMA, 6s, 2028 - 2099                                              $ 40,111           $ 39,672,025
    FNMA, 7.95s, 2005                                                     6,290              6,724,403
    FNMA, 8.5s, 2004 - 2008                                                 171                178,658
    FNMA, 9s, 2002 - 2008                                                 8,616              9,063,137
                                                                                          ------------
                                                                                          $ 55,638,223
------------------------------------------------------------------------------------------------------
  Other - 0.2%
    United States Department of Veteran Affairs, 7.5s, 2013            $  1,851           $  1,868,510
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                               $109,988,914
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $694,645,596)                                               $702,881,363
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 11.4%
------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 1/29/99, due 2/1/99, total to be
    received $88,007,529 (secured by various U.S.
    Treasury obligations in a jointly traded account), at
    Cost                                                               $ 87,973           $ 87,973,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $782,618,596)                                         $790,854,363
Other Assets, Less Liabilities - (2.2)%                                                    (16,734,975)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $774,119,388
------------------------------------------------------------------------------------------------------
(S)(S) When-issued security. At January 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JANUARY 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $782,618,596)            $790,854,363
  Cash                                                                      707
  Receivable for Fund shares sold                                        59,492
  Receivable for investments sold                                    10,206,737
  Interest receivable                                                 4,215,615
  Other assets                                                            5,814
                                                                   ------------
      Total assets                                                 $805,342,728
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    766,601
  Payable for investments purchased                                  19,894,535
  Payable for when-issued investments purchased                       9,989,063
  Payable to affiliates -
    Management fee                                                       25,571
    Shareholder servicing agent fee                                       7,192
    Distribution and service fee                                        177,388
    Administrative fee                                                      959
  Accrued expenses and other liabilities                                362,031
                                                                   ------------
      Total liabilities                                            $ 31,223,340
                                                                   ------------
Net assets                                                         $774,119,388
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $813,488,545
  Unrealized appreciation on investments                              8,235,767
  Accumulated net realized loss on investments                      (47,100,946)
  Accumulated distributions in excess of net investment
    income                                                             (503,978)
                                                                   ------------
      Total                                                        $774,119,388
                                                                   ============
Shares of beneficial interest outstanding                           115,375,459
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $667,336,659 / 99,485,390 shares of
     beneficial interest outstanding)                                 $6.71
                                                                      =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $7.04
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $106,722,257 / 15,881,042 shares of
     beneficial interest outstanding)                                 $6.72
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $60,472 / 9,027 shares of beneficial
     interest outstanding)                                            $6.70
                                                                      =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JANUARY 31, 1999
--------------------------------------------------------------------------------
Net investment income:
    Interest Income                                                 $27,222,676
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,801,985
    Trustees' compensation                                               32,769
    Shareholder servicing agent fee                                     451,295
    Distribution and service fee (Class A)                              812,590
    Distribution and service fee (Class B)                              760,892
    Administrative fee                                                   40,778
    Custodian fee                                                       162,530
    Printing                                                             21,181
    Postage                                                              88,689
    Auditing fees                                                        19,180
    Legal fees                                                            3,607
    Miscellaneous                                                       251,893
                                                                    -----------
      Total expenses                                                $ 4,447,389
    Fees paid indirectly                                               (152,206)
    Preliminary reduction of expenses by investment adviser             (95,793)
                                                                    -----------
      Net expenses                                                  $ 4,199,390
                                                                    -----------
        Net investment income                                       $23,023,286
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(3,479,935)
    Future contracts                                                 (1,428,102)
                                                                    -----------
        Net realized loss on investments                            $(4,908,037)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 6,927,168
    Futures contracts                                                    (6,735)
                                                                    -----------
        Net unrealized gain on investments                          $ 6,920,433
                                                                    -----------
          Net realized and unrealized gain on investments           $ 2,012,396
                                                                    -----------
            Increase in net assets from operations                  $25,035,682
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                            JANUARY 31, 1999               JULY 31, 1998
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 23,023,286               $  54,550,263
  Net realized gain (loss) on investments                         (4,908,037)                  9,772,406
  Net unrealized gain (loss) on investments                        6,920,433                 (12,706,230)
                                                                ------------               -------------
    Increase in net assets from operations                      $ 25,035,682               $  51,616,439
                                                                ------------               -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(19,136,243)              $ (40,398,677)
  From net investment income (Class B)                            (3,885,460)                (11,609,634)
  From net investment income (Class I)                                (1,583)                     (5,097)
  From net realized gain on investments (Class A)                       --                    (1,910,443)
  From net realized gain on investments (Class B)                       --                      (549,017)
  From net realized gain on investments (Class I)                       --                          (241)
  In excess of net investment income (Class A)                      (191,665)                       --
  In excess of net investment income (Class B)                      (128,025)                       --
  In excess of net investment income (Class I)                           (11)                       --
                                                                ------------               -------------
    Total distributions declared to shareholders                $(23,342,987)              $ (54,473,109)
                                                                ------------               -------------
Net decrease in net assets from Fund share transactions         $(39,682,794)              $(124,725,903)
                                                                ------------               -------------
      Total decrease in net assets                              $(37,990,099)              $(127,582,573)
Net assets:
  At beginning of period                                         812,109,487                 939,692,060
                                                                ------------               -------------
  At end of period (including accumulated distributions
    in excess of net investment income of $503,978 and
    $184,277, respectively)                                     $774,119,388               $ 812,109,487
                                                                ============               =============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             EIGHT
                                SIX MONTHS                                                                  MONTHS
                                     ENDED                       YEAR ENDED JULY 31,                         ENDED      YEAR ENDED
                               JANUARY 31,          ------------------------------------------------      JULY 31,    NOVEMBER 30,
                                      1999            1998          1997          1996          1995          1994            1993
                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                   CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout
 each period):
Net asset value - beginning of
 period                             $ 6.69          $ 6.72        $ 6.53        $ 6.65        $ 6.49        $ 6.85          $ 6.82
                                    ------          ------        ------        ------        ------        ------          ------
Income from investment
operations# -
  Net investment income(S)          $ 0.37          $ 0.43        $ 0.44        $ 0.45        $ 0.45        $ 0.29          $ 0.34
  Net realized and unrealized
   gain (loss) on investments        (0.15)          (0.03)         0.18         (0.14)         0.14         (0.36)           0.20
                                    ------          ------        ------        ------        ------        ------          ------
    Total from investment
      operations                    $ 0.22          $ 0.40        $ 0.62        $ 0.31        $ 0.59        $(0.07)         $ 0.54
                                    ------          ------        ------        ------        ------        ------          ------
Less distributions declared to
  shareholders -
  From net investment income        $(0.20)         $(0.41)       $(0.42)       $(0.42)       $(0.42)       $(0.20)         $(0.47)
  From net realized gains on
   investments                        --             (0.02)         --            --            --            --              --
  In excess of net investment
   income                            (0.00)+++        --            --            --            --            --              --
  In excess of net realized
   gains on investments               --              --            --            --            --            --             (0.04)
  From paid-in capital                --              --            --            --            --           (0.09)           --
  From tax return of capital          --              --           (0.01)        (0.01)        (0.01)         --              --
                                    ------          ------        ------        ------        ------        ------          ------
    Total distributions
      declared to shareholders      $(0.20)         $(0.43)       $(0.43)       $(0.43)       $(0.43)       $(0.29)         $(0.51)
                                    ------          ------        ------        ------        ------        ------          ------
Net asset value - end of
 period                             $ 6.71          $ 6.69        $ 6.72        $ 6.53        $ 6.65        $ 6.49          $ 6.85
                                    ======          ======        ======        ======        ======        ======          ======
Total return(+)                      3.36%++         6.17%         9.90%         4.76%         9.60%        (1.51)%++        8.11%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                         0.94%+          0.97%         1.09%         1.16%         1.25%         1.27%+          1.38%
  Net investment income              5.90%+          6.43%         6.75%         6.75%         6.99%         6.46%+          6.30%
Portfolio turnover                     97%             72%           33%           25%           87%           37%            167%
Net assets at end of period
 (000,000 omitted)                    $667            $657          $653          $541          $534          $424            $522
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would hav been lower.
(S) The investment adviser voluntarily waived a portion of their fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income             $ 0.37            --            --            --            --          $ 0.29          $ 0.34
  Ratios (to average net assets):
    Expenses##                       0.96%+           --            --            --            --           1.28%+          1.46%
    Net investment income            5.88%+           --            --            --            --           6.45%+          6.22%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            EIGHT
                               SIX MONTHS                                                                  MONTHS          PERIOD
                                    ENDED                         YEAR ENDED JULY 31,                       ENDED           ENDED
                              JANUARY 31,           ------------------------------------------------     JULY 31,    NOVEMBER 30,
                                     1999             1998          1997          1996          1995         1994           1993*
                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                  CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout
 each period):
Net asset value - beginning
 of period                          $ 6.70          $ 6.72        $ 6.53        $ 6.65        $ 6.49        $ 6.84         $ 6.97
                                    ------          ------        ------        ------        ------        ------         ------
Income from investment
operations# -
  Net investment income(S)          $ 0.35          $ 0.38        $ 0.40        $ 0.40        $ 0.41        $ 0.26         $ 0.38
  Net realized and unrealized
   gain (loss) on investments        (0.15)          (0.03)         0.17         (0.13)         0.14         (0.35)         (0.44)
                                    ------          ------        ------        ------        ------        ------         ------
    Total from investment
      operations                    $ 0.20          $ 0.35        $ 0.57        $ 0.27        $ 0.55        $(0.09)        $(0.06)
                                    ------          ------        ------        ------        ------        ------         ------
Less distributions declared
  to shareholders -
  From net investment income        $(0.18)         $(0.35)       $(0.37)       $(0.38)       $(0.38)       $(0.18)        $(0.07)
  From net realized gains on
   investments                        --             (0.02)         --            --            --            --             --
  In excess of net investment
   income                            (0.00)+++        --            --            --            --            --             --
  From paid-in capital                --              --            --            --            --           (0.08)          --
  From tax return of capital          --              --           (0.01)        (0.01)        (0.01)         --             --
                                    ------          ------        ------        ------        ------        ------         ------
    Total distributions
      declared to
      shareholders                  $(0.18)         $(0.37)       $(0.38)       $(0.39)       $(0.39)       $(0.26)        $(0.07)
                                    ------          ------        ------        ------        ------        ------         ------
Net asset value - end of
 period                             $ 6.72          $ 6.70        $ 6.72        $ 6.53        $ 6.65        $ 6.49         $ 6.84
                                    ======          ======        ======        ======        ======        ======         ======
Total return                         2.95%++         5.40%         9.09%         3.98%         8.81%        (1.97)%++      (3.91)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                         1.69%+          1.72%         1.78%         1.87%         1.96%         1.94%+         1.87%+
  Net investment income              5.12%+          5.67%         6.02%         6.01%         6.28%         5.80%+         5.92%+
Portfolio turnover                     97%             72%           33%           25%           87%           37%           167%
Net assets at end of period
 (000,000 omitted)                    $107            $155          $286          $553          $812        $1,229         $1,628
  * For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of their fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income             $ 0.33            --            --            --            --          $ 0.26         $ 0.38
  Ratios (to average net
   assets):
    Expenses##                       1.71%+           --            --            --            --           1.94%+         1.94%+
    Net investment income            5.10%+           --            --            --            --           5.80%+         5.85%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED             PERIOD ENDED
                                                     SIX MONTHS ENDED                JULY 31,                 JULY 31,
                                                     JANUARY 31, 1999                    1998                    1997*
                                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                              CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 6.69                  $ 6.72                   $ 6.59
                                                               ------                  ------                   ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.37                  $ 0.44                   $ 0.31
  Net realized and unrealized gain (loss) on investments        (0.15)                  (0.02)                    0.09
                                                               ------                  ------                   ------
      Total from investment operations                         $ 0.22                  $ 0.42                   $ 0.40
                                                               ------                  ------                   ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.21)                 $(0.43)                  $(0.26)
  In excess of net investment income                            (0.00)+++                --                       --
  From tax return of capital                                     --                     (0.02)                   (0.01)
                                                               ------                  ------                   ------
      Total distributions declared to shareholders             $(0.21)                 $(0.45)                  $(0.27)
                                                               ------                  ------                   ------
Net asset value - end of period                                $ 6.70                  $ 6.69                   $ 6.72
                                                               ======                  ======                   ======
Total return                                                    3.35%++                 6.47%                    6.19%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    0.69%+                  0.73%                    0.73%+
  Net investment income                                         6.14%+                  6.67%                    7.06%+
Portfolio turnover                                                97%                     72%                      33%
Net assets at end of period (000 omitted)                         $60                     $51                     $113
  * For the period from the inception of Class I, January 2, 1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of their fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                                        $ 0.38                    --                       --
  Ratios (to average net assets):
    Expenses##                                                  0.71%+                   --                       --
    Net investment income                                       6.12%+                   --                       --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less) are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At July 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $42,186,173 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July
31, 2004, ($30,095,607), and July 31, 2005, ($1,857,304).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the Fund's average daily net assets. Effective November 1, 1998, the investment adviser voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,169 for the six months ended January 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

        First $1 billion                     0.0150%
        Next $1 billion                      0.0125%
        Next $1 billion                      0.0100%
        In excess of $3 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $19,783 for the six months ended January 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum
Class A distribution fee is not currently imposed, and will be implemented on such date as the trustees of the trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $74,355 for the six months ended January 31, 1999. Fees incurred under the distribution plan during the six months ended January 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,504 for Class B shares for the six months ended January 31, 1999. Fees incurred under the distribution plan during the six months ended January 31, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended January 31, 1999, were $10,020, and $43,182 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                      $739,342,160       $844,114,228
                                                ------------       ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $782,618,596
                                                                   ------------
Gross unrealized appreciation                                      $  8,960,683
Gross unrealized depreciation                                          (724,916)
                                                                   ------------
    Net unrealized appreciation                                    $  8,235,767
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                   SIX MONTHS ENDED JANUARY 31, 1999              YEAR ENDED JULY 31, 1998
                                   ---------------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            15,043,616      $ 100,585,743        18,176,669       $ 122,097,242
Shares issued to shareholders
  in reinvestment of
  distributions                         1,420,649          9,494,158         3,001,790          20,014,229
Shares reacquired                     (15,076,384)      (100,858,577)      (20,335,888)       (135,963,645)
                                      -----------      -------------       -----------       -------------
    Net increase                        1,387,881      $   9,221,324           842,571       $   6,147,826
                                      ===========      =============       ===========       =============

Class B Shares
                                   SIX MONTHS ENDED JANUARY 31, 1999              YEAR ENDED JULY 31, 1998
                                   ---------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,204,947      $   8,075,075         1,436,007       $   9,624,515
Shares issued to shareholders
  in reinvestment of
  distributions                           342,643          2,293,819           981,420           6,552,039
Shares reacquired                      (8,857,180)       (59,282,255)      (21,872,935)       (146,988,676)
                                      -----------      -------------       -----------       -------------
    Net decrease                       (7,309,590)     $ (48,913,361)      (19,455,508)      $(130,812,122)
                                      ===========      =============       ===========       =============

Class I Shares
                                   SIX MONTHS ENDED JANUARY 31, 1999              YEAR ENDED JULY 31, 1998
                                   ---------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 1,892      $      12,665             1,275       $       8,547
Shares issued to shareholders
  in reinvestment of
  distributions                               239              1,593               770               5,123
Shares reacquired                            (753)            (5,015)          (11,278)            (75,277)
                                      -----------      -------------       -----------       -------------
    Net increase (decrease)                 1,378      $       9,243            (9,233)      $     (61,607)
                                      ===========      =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended January 31, 1999, was $4,177.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                            ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                     CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive        State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                    INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks, call
Lawrence T. Perera - Partner, Hemenway               toll free: 1-800-637-4458 anytime from a
& Barnes (attorneys)                                 touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard       For information on MFS mutual funds, call your
University Graduate School of Business               financial adviser or, for an information kit,
Administration                                       call toll free: 1-800-637-2929 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time (or leave a
Charles W. Schmidt - Private Investor                message anytime).

Arnold D. Scott* - Senior Executive                  INVESTOR SERVICE
Vice President, Director, and Secretary,             MFS Service Center, Inc.
MFS Investment Management                            P.O. Box 2281
                                                     Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                     For general information, call toll free:
MFS Investment Management                            1-800-225-2606 any business day from 8 a.m. to
                                                     8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                     For service to speech- or hearing-impaired,
David B. Stone - Chairman and Director,              call toll free: 1-800-637-6576 any business day
North American Management Corp.                      from 9 a.m. to 5 p.m. Eastern time. (To use
(investment advisers)                                this service, your phone must be equipped with
                                                     a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company             For share prices, account balances, and
500 Boylston Street                                  exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                          WORLD WIDE WEB
500 Boylston Street                                  www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) GOVERNMENT MORTGAGE FUND                                     Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(R)                                                       MFS
INVESTMENT MANAGEMENT                                          -----------------
   We invented the mutual fund(R)



500 Boylston Street
Boston, MA 02116-3741






(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                       MGM-3 3/99 61M 31/231/831